SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                -------------------


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: December 1, 1999





Commission          Exact name of registrant as specified in its charter  State of       I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation  I.D. Number


 1-1217             Consolidated Edison Company
                      of New York, Inc.                                   New York       13-5009340
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600

                     INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

Debt Financing

      On December 1, 1999, Consolidated Edison Company of New York, Inc. (the "Company") entered into an underwriting agreement with Morgan Stanley & Co. Incorporated for the sale of $200 million aggregate principal amount of the Company's 7.15% Debentures, Series 1999 B (the "Debentures"). The Debentures were registered under the Securities Act of 1933 pursuant to Registration Statements on Form S-3 (No. 333-45745, declared effective February 11, 1998, and No. 333-90385, declared effective November 17, 1999) which registered $1 billion aggregate principal amount of unsecured debt securities of the Company. Copies of the underwriting agreement and the definitive form of the Debentures are filed as exhibits to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     1            Underwriting Agreement relating to the Debentures.

     4            Form of Debenture.

                                     SIGNATURE





      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CONSOLIDATED EDISON COMPANY
                                OF NEW YORK, INC.



                           By   Robert P. Stelben
                                Robert P. Stelben
                                Vice President and Treasurer



DATE:  December 2, 1999

                                 Index to Exhibits

                                                      Sequential Page
                                                      Number at which
Exhibit                 Description                   Exhibit Begins

        1               Underwriting Agreement relating to the Debentures.

        4               Form of Debenture.